UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas
New York, NY 10019

Notice

July 6, 2012

Notice:  Change in investment policy for UBS Market Neutral Multi-Strategy Fund

The Board of Trustees of The UBS Funds approved a name change and investment objective and investment policy modifications to UBS Market Neutral Multi-Strategy Fund (the "Fund") that will go into effect on or about September 4, 2012. UBS Global Asset Management believes these modifications will better align the Fund's investable universe with its view of market opportunities, better position it from a competitive standpoint, and result in better risk-adjusted returns for the Fund as a whole.

Highlights

•  The Fund's name will change from UBS Market Neutral Multi-Strategy Fund to UBS Equity Long-Short Multi-Strategy Fund.

•  The Fund's investment objective will change to reflect that the Fund seeks to preserve and grow capital with low correlation to the equity markets.

•  The Fund's investment strategy will change to reflect its shift from a market neutral strategy to a multi-strategy that allows the Fund to vary net exposure to the equity markets.

What will change

•  The Fund's name will change to UBS Equity Long-Short Multi-Strategy Fund to better reflect its underlying investment strategy.

•  The Fund's investment objective will change to state that the Fund seeks to preserve and grow capital with low correlation to the equity markets. Currently, the Fund's investment objective indicates that the Fund seeks to maximize total return, consisting of capital appreciation and current income, while neutralizing the general risks associated with stock market investing.

•  The Fund's investment strategy will change to reflect its shift from a market neutral strategy to a multi-strategy that allows the Fund to pursue net exposure to the equity markets. The Fund's expected net equity market exposure (long market value - short market value) will typically range from 10% to 50%; however, in response to market conditions the Fund may adjust its net equity market exposure. The Fund's net equity market exposure may range from -25% to +75% and at the same time will comply with all leverage restrictions required by Section 18 of the Investment Company Act of 1940, as amended, and subsequent determinations of the Securities and Exchange Commission and any other regulatory limitations.

UBS Global Asset Management (Americas) Inc. is a subsidiary of UBS AG

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Questions

If you have questions regarding this notice, please contact your financial advisor at your earliest convenience.

Disclosure

Clients should carefully read a Fund's prospectus and carefully consider a Fund's investment objectives, risks, all charges, expenses and other matters of interest before investing. The prospectus contains this and other information about a Fund. It is important that clients have all the information they need to make a sound investment decision. To view a copy of the Fund's current prospectus, go to www.ubs.com/globalam-us.

Past performance is not a guarantee of future results. This is not an invitation to subscribe in any Fund and is by way of information only. Mutual funds are sold by prospectus only. Nothing contained herein constitutes investment, legal, tax or other advice, nor is it to be relied on in making an investment or other decision. Nothing herein should be construed as a solicitation, offer or recommendation to acquire or dispose of an investment or to engage in any other transaction.